                                                                     EXHIBIT 4.2

                                                               OMNI
                                                       ENERGY SERVICES CORP.

THIS CERTIFICATE IS TRANSFERABLE                                                                             COMMON STOCK
 IN NEW YORK, NY OR CHICAGO, IL        Incorporated under the Laws of the State of Louisiana              CUSIP 68210T 10 9
                                                                                                 See Reverse For Certain Definitions


        This Certifies that






        is the record holder of


                        FULLY PAID AND NON ASSESSABLE SHARES OF COMMON STOCK, $0.01 PAR VALUE PER SHARE, OF

                                                    OMNI Energy Services Corp.

        transferable on the books of the Corporation in person, or by duly authorized attorney, upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.
                The Corporation will furnish to any shareholder upon request and without charge, a summary of the designations, relative rights, preferences and limitations of the shares of each class and of each series of each preferred or special class, so far as the same have been fixed, and the authority of the board to establish other series and to fix the relative rights, preferences and limitations of the shares of any class or series by amendment of the articles.
                WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

        Dated:                                  [OMNI ENERGY CORPORATE SEAL APPEARS HERE]

                    VICE PRESIDENT AND SECRETARY                                  CHAIRMAN OF THE BOARD AND CHIEF EXECUTIVE OFFICER

                   COUNTERSIGNED AND REGISTERED:

                   Harris Trust and Savings Bank


                          OMNI Energy Services Corp.

        The following abbreviations when used in the inscription of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common            UNIF GIFT MIN ACT - ...........Custodian.........
                                                                (Cust)            (Minor)
TEN ENT - as tenants by the entireties                        under Uniform Gifts to Minors

JT TEN  - as joint tenants with right                         Act ..........................
          of survivorship and not as                                       (State)
          tenants in common

    Additional abbreviations may also be used though not in the above list.

  For value received, _________________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE


________________________________________________________________________________


________________________________________________________________________________
  (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE OF ASSIGNEE)

________________________________________________________________________________


___________________________________________________________________of the Shares

of Common Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

________________________________________________________________________Attorney

to transfer the said stock on the books of the within named Company with full power of substitution in the premises.

Dated ________________________________


                                         _______________________________________
                                NOTICE: The signature to this assignment must correspond with the name as written upon the face of the certificate in every particular. Without alteration or enlargement or any change whatever.


Signature(s) Guaranteed:______________________________________
                        The signature(s) should be guaranteed
                        by an eligible guarantor institution
                        (banks, stockbrokers, savings and loan
                        associations and credit unions with
                        membership in an approved signature
                        guarantee medallion program). Pursuant
                        to S.E.C. Rule 17Ad-15.